Exhibit 10.37

*	THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED BY “[REDACTED]*”.

EXECUTION VERSION

AMENDMENT NO. 1

TO

CRUDE OIL PURCHASE AGREEMENT

This FIRST AMENDMENT TO CRUDE OIL PURCHASE AGREEMENT (this “Amendment”) is dated as of October 7, 2013, by and among Approach Operating, LLC, a Delaware limited liability company “(AOL”), Approach Oil & Gas Inc., a Delaware corporation (“AOG”) and Approach Resources I, LP (“AR I”; and AOG, AOL and AR I together are collectively referred to herein as, “Approach”), and Wildcat Permian Services LLC, a Texas limited liability company (“Wildcat”). JP Energy Development LP, a Delaware limited partnership (“JPE”) also joins in the execution hereof for the purposes set forth herein. Terms used but not defined herein shall have the meanings ascribed to such terms in that certain Crude Oil Purchase Agreement effective as of September 12, 2012, by and among AOL, AOG and Wildcat (the “Original Agreement”).

RECITALS

WHEREAS, AOL, AOG and Wildcat are parties to the Original Agreement;

WHEREAS, reference is made to that certain Equity Purchase Agreement dated September 18, 2013 by and among Wildcat, JPE, JP Energy Gathering, LLC (an affiliate of JPE), Approach Midstream Holdings LLC and the other parties thereto (the “EPA”);

WHEREAS, (i) JPE will directly and indirectly derive a substantial benefit by the consummation of the transactions contemplated by the EPA, as well as by the Original Agreement as amended by this Amendment, (ii) this Amendment is being executed and delivered in connection with (and as a condition to) the consummation of the transactions contemplated in the EPA, (iii) JPE is joining in the execution of this Amendment to evidence its agreement to unconditionally guaranty all of the obligations and liabilities of Wildcat arising on or after the date of the closing(s) under the EPA under the Original Agreement, as amended by this Amendment (including, without limitation, the additional construction and transportation obligations set forth herein), as more particularly described in Section 1.5 of this Amendment and Exhibit “G” attached hereto, and (iv) Approach would not have agreed to enter into this Amendment but for the agreement of JPE to provide such guaranty;

WHEREAS, Approach and Wildcat wish to amend the Original Agreement to (i) modify the transportation and marketing fee, (ii) [REDACTED]*, (iii) add a [REDACTED]* pipeline loss allowance, (iv) amend the Dedicated Area, and (v) otherwise clarify the rights and obligations of Approach and Wildcat as they relate to future development within the Dedicated Area, all as set forth herein; and

WHEREAS, Approach and Wildcat are each willing to enter into this Amendment and amend the Original Agreement as set forth herein, in each case subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, together with other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

SECTION 1. Amendments to the Original Agreement. The Original Agreement shall be amended as of the date hereof in the manner provided in this Section 1.

1.1 Section 3.1. Section 3.1 is hereby amended and restated in its entirety to read as follows:

“3.1	An amount equal to the actual crude oil produced (“Dedicated Oil”) from rights, titles and interests (“Dedicated Interests”) that are owned by Approach (together with the crude oil Approach has the right to control and dispose of) from all or any portion of Approach’s Crockett County, Texas and Schleicher County, Texas acreage that is shaded and cross-hatched as set forth on Exhibit “D” attached hereto and made a part hereof (the “Dedicated Area”); provided that (i) Approach shall designate to Wildcat the monthly volume(s) of crude oil which Approach desires Wildcat to cause to be designated as committed volumes under any applicable third-party contract approved by Approach pursuant to which Wildcat will sell Dedicated Oil (a “TP CPA”), which contemplates such committed volumes, from time to time at such times as such committed volumes are to be designated under each such TP CPA (such amount designated by Approach and accepted by the purchaser under a TP CPA from time to time, the “Committed Volume”), (ii) on or before the 10th day of each month, Approach shall designate to Wildcat the volumes of crude oil Approach desires Wildcat to schedule for delivery in the next succeeding month, if applicable, which shall not be less than the Committed Volume(s) previously designated for such month (the “Nominated Amount”) and (iii) Wildcat shall be obligated (and hereby agrees to) to purchase and receive from Approach the Nominated Amount, subject to the provisions of Sections 3.3 and 12 below; provided, however, that Wildcat shall not be obligated to purchase from Approach volumes of crude oil during any month in excess of the Committed Volume for such month except to the extent the designated purchaser has available capacity to take delivery of such excess amounts at the delivery point under the applicable TP CPA (a “TP Purchaser”).”

1.2 Section 6. Section 6 of the Original Agreement shall be deleted in its entirety and replaced with the following provision:

6.	PAYMENT:

On or before the fifth (5th ) business day of the month following the month of delivery, Wildcat shall deliver to Approach a written statement (each a “Monthly Statement”), certifying: (i) the gross volume (in barrels) of crude oil delivered by Approach to Wildcat in the immediately prior month, (ii) any adjustments to the gross volume (in barrels) of such delivered crude oil permitted under Section 9 of this Agreement or permitted under Section 3 of Exhibit “C” hereto, and (iii) an accounting of the actual prices received for crude by Wildcat. Wildcat shall pay Approach for all crude oil volumes delivered by wire transfer of immediately available funds on or before the twenty-fifth (25th) day of the month following the month of delivery. Approach shall have the right to object to the items included in any Monthly Statement, but failure to object prior to the applicable payment date shall in no way waive or release any audit rights of Approach under Section 2 of Exhibit “C” hereto, nor any remedies that Approach may have under this Agreement, in equity or under applicable law. In the event the payment due date falls on a Sunday or bank holiday, payment shall be due on the following business day.

1.3 Section 7. Section 7 of the Original Agreement shall be deleted in its entirety and replaced with the following provision:

7.	PAYMENT SECURITY:

All proceeds received by Wildcat from the purchaser of any of the Dedicated Oil purchased by Wildcat under this Agreement will be delivered by such purchaser (and Wildcat shall direct and cause such purchaser to pay and deposit directly) into an account of Wildcat established with Bank of America, National Association, with Wildcat as the sole signatory thereon (the “BofA Account”), which will be used solely to receive such proceeds and distribute such proceeds to Approach in accordance with Sections 5 and 6 of this Agreement. All monies held in the BofA Account shall be deemed to be Wildcat funds until distributed in accordance with Sections 5 and 6.

1.4 Section 8. Section 8 of the Original Agreement shall be deleted in its entirety and replaced with the following provision:

8.	RECORDING MEMORANDUMS:

Approach agrees to execute and deliver a memorandum in the form attached hereto as Exhibit “E” for Crockett County and Exhibit “F” for Schleicher County to Wildcat for recording in the real property records of each county in which any portion of the Dedicated Area is located in order to evidence the “Dedication” provision in Exhibit “B” to this Agreement.

1.5 New Section 9 – Pipeline Loss Allowance. A new Section 9 shall be added to the Original Agreement, which shall read in its entirety as follows:

9.	PIPELINE LOSS ALLOWANCE:

[REDACTED]* of the quantities of crude oil sold and delivered under the Original Agreement at the initial receipt points on Wildcat’s crude oil pipeline system shall be deducted from said quantities for purposes of calculating the quantity purchased by Wildcat from Approach (the “Pipeline Loss Allowance”).

1.6 New Section 10 – Rights and Options for Construction of Additional Infrastructure. A new Section 10 shall be added to the Original Agreement, which shall read in its entirety as follows:

10.	CONSTRUCTION OF ADDITIONAL INFRASTRUCTURE.

Pre-Construction Build Out for the Baker Acreage

Wildcat shall extend the Initial Facilities and construct additional pipelines, gathering lines, pumps, terminals, equipment and related connection facilities, equipment and other personal property and fixtures (“Connection Facilities”) that are necessary to connect the Approach designated central production facility constructed or to be constructed by Approach (“CPF”) (and receive into the Initial Facilities all of the production delivered by Approach from such CPF) located on (or allocable to) the Dedicated Interests known as the “Baker Leases,” as such area is specified in Exhibit “D” attached hereto (“Baker Lease Gathering Line”). If Wildcat fails to complete construction, installation and connection of the Baker Lease Gathering Line within [REDACTED]* following date of closing under the EPA, then Wildcat shall provide trucking services to Approach to the Midway trucking terminal or such other mutually-agreed delivery point [REDACTED]* for all for all Dedicated Oil produced from any wells located on (or allocable to) the Baker Leases for a period of the sooner of [REDACTED]*. Notwithstanding the foregoing, if at the end of such [REDACTED]* period, Wildcat still has not built and completed the Baker Lease Gathering Line sufficient to receive all of such production, and actually connected the same to Approach’s designated CPF located on (or allocable to) the Baker Leases, then the Baker Leases, without further action or notice by or to any party, automatically shall be deemed released from dedication (and Wildcat shall execute and deliver such instruments, agreements and documentation as reasonably requested by Approach to further evidence this release from dedication (including, without limitation, (1) an amendment to this Agreement to reflect such release, and (2) an amendment to the Memorandum of Dedicated Area described in Section 8 above, to reflect such release), and Approach shall owe no further duty or obligation to Wildcat with regard to such released acreage.

[REDACTED]*.

Wildcat will construct and install the Baker Lease Gathering Line under the terms of a mutually agreed Authorization for Expenditure for the Baker Lease Gathering Line agreed to by Approach and Wildcat.

Notwithstanding the foregoing, the time frame for commencing, pursuing and completing the construction and installation of the Baker Lease Gathering Line shall be extended by the number of days in any applicable force majeure period that occurs during the construction phase (subject to the limitations regarding force majeure set forth in Exhibit “C”).

Construction at Approach’s Option (Prior to a Construction Trigger)

In the event that Approach desires that Wildcat construct Connection Facilities that are necessary to receive Dedicated Oil prior to the occurrence of a Construction Trigger (as defined below), Approach shall provide notice to Wildcat of same (the “Approach Request”), and the parties shall have 30 days following delivery of such notice to review the scope of the project and to agree upon a budget to form the basis of the “Capital Recovery Rate” as provided below.

Upon the completion of such 30 day review period, Wildcat shall either (i) provide Approach with a notice of Wildcat’s acceptance (the “Acceptance Notice”) to immediately commence construction and thereafter diligently pursue to completion the construction of such Connection Facilities (and the extension of the Initial Facilities) (the “Requested Connection Facilities”), or (ii) provide notice to Approach that Wildcat declines (“Decline Notice”) to construct such Requested Connection Facilities. If Wildcat provides Acceptance Notice and fails to complete construction of such Requested Connection Facilities within one hundred twenty (120) days following delivery of its Acceptance Notice), then Wildcat shall provide trucking services to Approach at [REDACTED]* for all oil production produced from the CPF or any wells located within the area specified by the Approach Notice for a period of the sooner of (A) twelve (12) months from the date of the Acceptance Notice, or (B) the date Wildcat completes the Requested Connection Facilities and connects to the designated CPF in the area specified by the Approach Request.

The Requested Connection Facilities to be constructed by Wildcat, will connect to the designated CPF. Upon completion of the Requested Connection Facilities to the applicable CPF, and during the continuing operation of the Requested Connection Facilities, [REDACTED]*.

Notwithstanding the foregoing, the time frame for completing the construction and installation of the Requested Connection Facilities above shall be extended by the number of days in any applicable force majeure period that occurs during the construction phase (subject to the limitations regarding force majeure set forth in Exhibit “C”).

The failure by Wildcat to timely deliver either an Acceptance Notice or a Decline Notice within the 30-day period specified above shall be deemed to be, for purposes hereof, an election by Wildcat to deliver a Decline Notice (and the following provisions shall apply with regard thereto). If Wildcat delivers a Decline Notice with respect to the Approach Request, Wildcat shall provide trucking services to Midway trucking terminal or other mutually-agreed delivery point at [REDACTED]* for all oil production produced from any wells connected to a CPF and located within a five (5) mile radius of the CPF that is the subject of such Approach Request, for twelve (12) months from the date of the Decline Notice.

Following the construction and installation of the Requested Connection Facilities, and during the continuing operation of the Requested Connection Facilities, Approach shall pay [REDACTED]*.

Construction After the Occurrence of a Construction Trigger

At any time during the Term, Approach shall give written notice to Wildcat whenever its aggregate crude oil production from two (2) or more wells (not already connected to a CPF that is already connected to the Initial Facilities) within a five (5) mile radius of a CPF has averaged in the aggregate at least [REDACTED]* barrels of crude oil production per day for a period of at least 45 consecutive days (the “Construction Trigger”).

Upon the occurrence of a Construction Trigger and delivery of such notice (together with a copy of Approach’s internal production volume reports, confirming such Construction Trigger), the parties shall have 30 days to review the scope of the project. Upon the completion of such 30 day period, Wildcat shall either (i) provide Approach with an Acceptance Notice to immediately commence construction to extend the Initial Facilities and construct and install, at Wildcat’s sole cost and expense, such additional Connection Facilities, that are necessary to connect and receive all of the production specified in the Construction Trigger notice into the Initial Facilities (the “Trigger Gathering Line”), or (ii) provide a Decline Notice to Approach declining to construct such Trigger Gathering Line. If Wildcat provides an Acceptance Notice and fails to complete construction of such Trigger Gathering Line within one hundred twenty (120) days following delivery of its Acceptance Notice), then Wildcat shall provide trucking services to the Midway trucking terminal or such other mutually-agreed delivery point [REDACTED]* for all oil production produced from any wells located within the area specified by the Construction Trigger for a period of the sooner of (A) twelve (12) months from the date of the Acceptance Notice, or (B) the date Wildcat completes the Trigger Gathering Line and connects to the designated CPF in the area specified by the Construction Trigger. Notwithstanding the foregoing, if at the end of the twelve month period described in subpart (A) above, Wildcat still has not built and completed the Trigger Gathering Line sufficient to receive all of such production, and actually connected the same to Approach’s designated CPF specified in the Construction Trigger, then the Trigger Release Area (defined below), without further action or notice by or to any party, automatically shall be deemed released from dedication (and Wildcat shall execute and deliver such instruments, agreements and documentation as reasonably requested by Approach to further evidence this release from dedication (including, without limitation, (1) an amendment to this Agreement to reflect such release, and (2) an amendment to the Memorandum of Dedicated Area described in Section 8 above, to reflect such release), and Approach shall owe no further duty or obligation to Wildcat with regard to such released acreage.

“Trigger Release Area” shall be defined to include the Dedicated Area located within a five-mile radius of the applicable or proposed CPF for the proposed Trigger Gathering Line, save and except that in no event during the Term of this Agreement (and subject to Section 1.3 of the Original Agreement) shall there be released from dedication under this paragraph in connection with a Trigger Gathering Line of (i) all or any portion of the approximately 40,000 acres subject to dedication under the Original Agreement (other than a release or termination described in the other provisions of the Original Agreement and other than with regard to the Block 45 Area, as described in subpart (b) below), or (ii) the approximately 10,000 acres constituting the Baker Lease (other than as described in subpart (a) below, and other than a release or termination described in the other provisions of the Original Agreement); provided, however, that (a) the approximately 10,000 acres of the Baker Lease shall be subject to dedication release and included in the Trigger Release Area, but only as provided above for Wildcat’s failure to perform its obligations with respect to the Baker Lease Gathering Line, and such default results in a forfeiture and release of the Baker Leases, as provided above; and (b) the acreage included in Block 45 south extension area more particularly described on Exhibit “D” attached hereto (the “Block 45 Area”) shall be subject to dedication release and included in the Trigger Release Area, but only to the extent that a Construction Trigger occurs for such Block 45 Area and Wildcat (x) provides a Decline Notice; or (y) provides an Acceptance Notice, but after delivering such notice fails to perform and complete the Requested Connection Facilities for the Block 45 Area within the deadlines and the other terms and conditions provided for Requested Connection Facilities, thereby resulting in a forfeiture and release of the Block 45 Area, as applicable.

Notwithstanding the foregoing, the time frame for completing the construction and installation of the Trigger Gathering Lines above shall be extended by the number of days in any applicable force majeure period that occurs during the construction phase (subject to the limitations regarding force majeure set forth in Exhibit “C”).

The failure by Wildcat to timely deliver either an Acceptance Notice or a Decline Notice within the 30-day period specified above shall be deemed to be, for purposes hereof, an election by Wildcat to deliver a Decline Notice (and the following provisions shall apply with regard thereto). If Wildcat delivers a Decline Notice with respect to the Construction Trigger, then (i) Wildcat shall provide trucking services to the Midway trucking terminal or such other mutually-agreed delivery point [REDACTED]* for all oil production produced from any wells connected to a CPF and located within a five (5) mile radius of the CPF that is the subject of such Construction Trigger, for up to twelve (12) months from the date of the Decline Notice, and (ii) the Trigger Release

Area, without further action or notice by or to any party, automatically shall be deemed released from dedication (and Wildcat shall execute and deliver such instruments, agreements and documentation as reasonably requested by Approach to further evidence this release from dedication (including, without limitation, (1) an amendment to this Agreement to reflect such release, and (2) an amendment to the Memorandum of Dedicated Area described in Section 8 above, to reflect such release), and Approach shall owe no further duty or obligation to Wildcat with regard to such released acreage.

1.7 New Section 11. A new Section 11 is hereby added to the Original Agreement, which shall read as follows:

11. JPE GUARANTY. As a condition precedent to Approach’s obligations hereunder, (i) JPE joins in this Agreement to evidence its agreement to unconditionally guaranty the payment, performance and satisfaction of all of the obligations and liabilities of Wildcat under the Original Agreement, as amended by this Amendment, and to the extent arising on or after the date of the closing(s) under the EPA, as applicable (including, without limitation, the additional construction and transportation obligations set forth herein), and (ii) contemporaneous with the execution and delivery of this Amendment, JPE agrees to execute and deliver to Approach a Guaranty Agreement, in substantially the form attached hereto as Exhibit “G”.

1.8 New Section 12. A new Section 12 is hereby added to the Original Agreement, which shall read as follows:

12. PREFERENCE ON PIPELINE CAPACITY; LOCATION OF CPFS.

Wildcat hereby grants to Approach the right of first priority and a first preference for crude oil capacity on (and rights to have its Dedicated Oil gathered or transported across) the Initial Facilities, as well as any extension and additions to the Initial Facilities, together with any other pipelines, gathering lines, lateral lines or related facilities owned or operated by Wildcat or its affiliates located in the Dedicated Area (collectively, the “Facilities”) for any and all Dedicated Oil delivered by Approach under this Agreement; and to the extent Wildcat is then accepting crude oil owned or controlled by any person or entity other than Approach for purchase, transportation or gathering across the Facilities (“Non-Approach Crude”), Wildcat shall curtail such volumes of Non-Approach Crude as may be necessary for Wildcat to accept and receive all volumes of Dedicated Oil delivered by Approach under this Agreement. If for any reason (other than as may be excused by force majeure, as provided in this Agreement), Wildcat is unable or unwilling to accept any volumes of Dedicated Oil made available by Approach, then Wildcat shall provide trucking services at the lower of [REDACTED]* for all such Dedicated Oil that Wildcat fails or refuses to take, and such trucking services shall be Approach’s sole and exclusive remedy with regard to the breach of the priority and preference covenants set forth in this Section 12. If, however, during any temporary period of inspection, repair or maintenance Wildcat is unable to accept any volumes of Dedicated Oil made available by Approach from a CPF that is connected to the Facilities, then Wildcat shall provide trucking services until such time as service is restored.

Notwithstanding anything stated in this Agreement to the contrary, Approach shall have the exclusive right and discretion with regard to establishing the locations of any CPF for the Dedicated Oil within the Dedicated Area.

For the sake of clarity, to the extent that Wildcat breaches its trucking service, priority and preference with regard to Facility Capacity, or release obligations contemplated or set forth in this Agreement, the same shall be construed as a “material” breach or default of its obligations under this Agreement by Wildcat, including, without limitation, for purposes of the provisions set forth in Section 10 of Exhibit “C” attached hereto.

1.9 New Section 13. A new Section 13 is hereby added to the Original Agreement, which shall read as follows:

13. SALE OF CRUDE OIL THAT IS TRUCKED.

Notwithstanding the provisions of Section 4 and Section 5 above, and notwithstanding the provisions of Exhibit A and Section 6 of Exhibit C attached hereto, when Wildcat provides the trucking services to Approach contemplated under this Agreement, then: (i) the Receipt Point for all Dedicated Oil trucked shall be deemed to be the inlet flange on the delivery truck used to receive and transport such Dedicated Oil (and title to, and risk of loss of, such crude oil shall be deemed to pass at to Wildcat at such point), and (ii) the trucking costs paid by Approach in accordance with the terms of such provisions of this Agreement, unless otherwise specified herein, shall be the equivalent of the [REDACTED]*.

1.10 Exhibit A – Pricing Detail. Paragraphs A and B to Exhibit A to the Original Agreement are hereby and restated in their entirety, to read as follows (and new Paragraph C below is hereby added to Exhibit A to the Original Agreement):

A.	[REDACTED]*.

B.	[REDACTED]*.

C.	Notwithstanding anything stated herein to the contrary, with regard to any barrels received by Wildcat which are not sold by Wildcat during the same month of delivery under a TP CPA approved by Approach, Wildcat shall pay to Approach [REDACTED]*.

1.11 [REDACTED]*.

1.12 Exhibit D – Dedicated Acreage. The acreage dedication map shown on Exhibit “D” to the Original Agreement shall be deleted and replace the map in its entirety with the map attached hereto as Exhibit “D”.

1.13 New Exhibits. The Original Agreement is hereby amended to add new Exhibit “E” through Exhibit “G” attached hereto.

SECTION 2. Miscellaneous.

2.1. Reaffirmation of Original Agreement. All of the terms and provisions of the Original Agreement shall, except as amended and modified by this Amendment (and, for the sake of clarity, in the event of any conflict between the terms and provisions of the Original Agreement and the terms and provisions of this Amendment, the terms and provisions of this Amendment shall govern and control), remain in full force and effect and are hereby ratified and affirmed.

2.2. Counterparts. This Amendment may be executed in counterparts, and all parties need not execute the same counterpart. Facsimiles or other electronic transmission (e.g., pdf) will be effective as originals.

2.3. Headings. The headings, captions, and arrangements used in this Amendment are, unless specified otherwise, for convenience only and will not be deemed to limit, amplify, or modify the terms of this Amendment, nor affect the meaning thereof.

2.4. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Texas.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date first written above.

WILDCAT PERMIAN SERVICES LLC

By:	/s/ Chris D. Rozzell
Name:	Chris D. Rozzell
Title:	Executive Vice President

APPROACH OIL & GAS INC.

By:	/s/ J. Ross Craft
Name:	J. Ross Craft
Title:	President and Chief Executive Officer

APPROACH OPERATING, LLC

By:	/s/ J. Ross Craft
Name:	J. Ross Craft
Title:	President and Chief Executive Officer

APPROACH RESOURCES I, LP
By: Approach Operating, LLC, its general partner

By:	/s/ J. Ross Craft
Name:	J. Ross Craft
Title:	President and Chief Executive Officer

JPE joins in the execution of this Amendment for the purposes herein expressed:

JP ENERGY DEVELOPMENT LP
By: JP Energy Development GP LLC, its general partner

By:	/s/ J. Patrick Barley
Name:	J. Patrick Barley
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Crude Oil Purchase Agreement]

EXHIBIT E

FORM OF MEMORANDUM OF DEDICATION

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

After recordation, return to: Wildcat Permian Services LLC Attn.: Land Department	Reserved For Recording Information

MEMORANDUM OF DEDICATION

AND CRUDE OIL PURCHASE AGREEMENT

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS THAT:
COUNTY OF CROCKETT	§

For good and valuable consideration, Approach Operating, LLC, a Delaware limited liability company (“AOL”) and Approach Oil & Gas Inc., a Delaware corporation (“AOG”; and AOL and AOG are collectively referred to herein as “Approach”), each with offices at 6500 W. Freeway, Suite 800, Fort Worth Texas 76116, have entered into that certain Crude Oil Purchase Agreement dated as of September 12, 2012 (as amended, the “Wildcat Agreement”) with Wildcat Permian Services LLC, a Texas limited liability company (“Wildcat”), with offices at 8333 Douglas Ave., Suite 300, Dallas, TX 75229, whereby, subject to the terms, conditions and release provisions contained in the Wildcat Agreement, Approach has committed, dedicated and agreed to sell to Wildcat, and Wildcat has agreed to purchase and receive, all crude oil owned or controlled by Approach in the Dedicated Area (as defined therein). The term of the Wildcat Agreement commenced on September 12, 2012 (the “Effective Date”) and subject to the earlier termination or release thereof, in whole or in part, under the terms of the Wildcat Agreement (as described therein), the dedication covered thereby was for a term of ten (10) years after the Effective Date (unless there is a sooner (A) termination, cancellation, or expiration of the oil, gas and mineral lease, participating mineral interest or agreement from which such dedicated interests derived, or (B) release of acreage and crude oil from dedication, in accordance with the terms of the Wildcat Agreement).

The parties to the Wildcat Agreement have now entered into that certain Amendment No. 1 to Crude Oil Purchase Agreement dated as of                     , 2013 (the “Amendment”), pursuant to which, among other things, the parties agreed to expand the dedicated area to include Approach’s rights, titles and interests in and to those oil and gas interests owned or controlled by Approach on or allocated to the lands in Crockett County, Texas that are shaded and cross-hatched in Exhibit “A” attached hereto and incorporated herein (“Amended Dedication”), and to provide for certain commitments, obligations and liabilities, including, without limitation, (i) additional priority rights to capacity for Approach on Wildcat’s pipelines and gathering lines, and (ii) additional pipeline construction, installation related obligations of Wildcat. Approach Resources I, LP and JP Energy Development LP also joined in the execution of the Amendment.

Exhibit E to Crude Oil Purchase Agreement

1

This Memorandum is placed on record for the purpose of (i) giving notice of the Wildcat Agreement, as amended by the Amendment, (ii) giving notice of certain additional commitments, obligations, liabilities of the parties under the Amendment, and (iii) giving notice of the Amended Dedication (subject to the terms, conditions and release provisions of the Wildcat Agreement, as amended by the Amendment, providing for the terms of such dedication and the conditions for the expiration, termination, cancellation or release of such dedication). In the event the Wildcat Agreement (as amended by the Amendment) terminates or acreage (and crude oil) is released from dedication, whether in whole or in part, in accordance with its terms, Wildcat shall promptly provide to Approach an executed, written notification and memorandum in recordable form evidencing that the Dedication is no longer in force as to such terminated agreement (as to the entire Wildcat Agreement), or termination or release of any portion of the acreage dedicated from dedication, and, accordingly, this Memorandum will no longer have any force or effect with regard thereto.

IN WITNESS WHEREOF, Approach and Wildcat have executed this Memorandum as of the date set forth below to be effective for all purposes as provided herein.

Approach Operating, LLC

Wildcat Permian Services, LLC	By:
Name:
Title:
By:	Date:
Name:
Title:	Approach Resources I, LP
Date:	By: Approach Operating, LLC, its general partner

By:
Name:
Title:
Date:

Approach Oil & Gas Inc.	JP Energy Development LP
By: JP Energy Development GP LLC, its
By:	General Partner
Name:
Title:	By:
Date:	Name:
Title:
Date:

Exhibit E to Crude Oil Purchase Agreement

2

Exhibit A to

MEMORANDUM OF DEDICATION

AND CRUDE OIL PURCHASE AGREEMENT

Amended Dedicated Area

(See Attached)

Exhibit E to Crude Oil Purchase Agreement

A-1

EXHIBIT F

FORM OF MEMORANDUM OF DEDICATION

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

After recordation, return to: Wildcat Permian Services LLC Attn.: Land Department	Reserved For Recording Information

MEMORANDUM OF DEDICATION

AND CRUDE OIL PURCHASE AGREEMENT

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS THAT:
COUNTY OF SCHLEICHER	§

For good and valuable consideration, Approach Operating, LLC, a Delaware limited liability company (“AOL”) and Approach Oil & Gas Inc., a Delaware corporation (“AOG”; and AOL and AOG are collectively referred to herein as “Approach”), each with offices at 6500 W. Freeway, Suite 800, Fort Worth Texas 76116, have entered into that certain Crude Oil Purchase Agreement dated as of September 12, 2012 (as amended, the “Wildcat Agreement”) with Wildcat Permian Services LLC, a Texas limited liability company (“Wildcat”), with offices at 8333 Douglas Ave., Suite 300, Dallas, TX 75229, whereby, subject to the terms, conditions and release provisions contained in the Wildcat Agreement, Approach has committed, dedicated and agreed to sell to Wildcat, and Wildcat has agreed to purchase and receive, all crude oil owned or controlled by Approach in the Dedicated Area (as defined therein). The term of the Wildcat Agreement commenced on September 12, 2012 (the “Effective Date”) and subject to the earlier termination or release thereof, in whole or in part, under the terms of the Wildcat Agreement (as described therein), the dedication covered thereby was for a term of ten (10) years after the Effective Date (unless there is a sooner (A) termination, cancellation, or expiration of the oil, gas and mineral lease, participating mineral interest or agreement from which such dedicated interests derived, or (B) release of acreage and crude oil from dedication, in accordance with the terms of the Wildcat Agreement).

The parties to the Wildcat Agreement have now entered into that certain Amendment No. 1 to Crude Oil Purchase Agreement dated as of                     , 2013 (the “Amendment”), pursuant to which, among other things, the parties agreed to expand the dedicated area to include Approach’s rights, titles and interests in and to those oil and gas interests owned or controlled by Approach on or allocated to the lands in Schleicher County, Texas that are shaded and cross-hatched in Exhibit “A” attached hereto and incorporated herein (“Amended Dedication”), and to provide for certain commitments, obligations and liabilities, including, without limitation, (i) additional priority rights to capacity for Approach on Wildcat’s pipelines and gathering lines, and (ii) additional pipeline construction, installation related obligations of Wildcat. Approach Resources I, LP and JP Energy Development LP also joined in the execution of the Amendment.

Exhibit F to Crude Oil Purchase Agreement

1

This Memorandum is placed on record for the purpose of (i) giving notice of the Wildcat Agreement, as amended by the Amendment, (ii) giving notice of certain additional commitments, obligations, liabilities of the parties under the Amendment, and (iii) giving notice of the Amended Dedication (subject to the terms, conditions and release provisions of the Wildcat Agreement, as amended by the Amendment, providing for the terms of such dedication and the conditions for the expiration, termination, cancellation or release of such dedication). In the event the Wildcat Agreement (as amended by the Amendment) terminates or acreage (and crude oil) is released from dedication, whether in whole or in part, in accordance with its terms, Wildcat shall promptly provide to Approach an executed, written notification and memorandum in recordable form evidencing that the Dedication is no longer in force as to such terminated agreement (as to the entire Wildcat Agreement), or termination or release of any portion of the acreage dedicated from dedication, and, accordingly, this Memorandum will no longer have any force or effect with regard thereto.

IN WITNESS WHEREOF, Approach and Wildcat have executed this Memorandum as of the date set forth below to be effective for all purposes as provided herein.

Wildcat Permian Services, LLC	Approach Operating, LLC

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Approach Resources I, LP
By: Approach Operating, LLC, its general partner

By:
Name:
Title:
Date:

Approach Oil & Gas Inc.	JP Energy Development LP By: JP Energy Development GP LLC, its General Partner

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Exhibit F to Crude Oil Purchase Agreement

2

Exhibit A to

MEMORANDUM OF DEDICATION

AND CRUDE OIL PURCHASE AGREEMENT

Amended Dedicated Area

(See Attached)

Exhibit F to Crude Oil Purchase Agreement

1

EXHIBIT “G”

JPE Parent Guaranty

GUARANTY

This Guaranty (this “Guaranty”), effective as of                     , 2013, is given by JP Energy Development LP, a Delaware limited partnership (hereinafter called “Guarantor”), in favor of Approach Operating, LLC, a Delaware limited liability company (“AOL”), Approach Oil & Gas Inc., a Delaware corporation (“AOG”) and Approach Resources I, LP (“AR I”; and AOG, AOL and AR I together are collectively referred to herein as, “Approach”).

RECITALS

WHEREAS, contemporaneously with the execution of this Guaranty, Guarantor (through a wholly owned subsidiary) has acquired all of the equity interests of Wildcat Permian Services LLC, a Texas limited liability company (“Wildcat”);

WHEREAS, Wildcat is a party to that certain Crude Oil Purchase Agreement dated as of September 12, 2012, as amended by that Amendment No. 1 to Crude Oil Purchase Agreement dated as of the same date as this Guaranty, and as may be further amended from time to time in accordance with the terms thereof, which provides for, among other obligations, the sale and transportation (whether by pipeline or trucking service) of certain volumes of crude oil provided by Approach to Wildcat (collectively, the “Crude Oil Purchase Obligations”), and other obligations and provisions set forth therein (as amended by Amendment No. 1 and as otherwise may be amended from time to time, the “Agreement”); and

WHEREAS, reference is made to that certain Equity Purchase Agreement dated September 18, 2013 by and among Wildcat, Guarantor, JP Energy Gathering, LLC (an affiliate of Guarantor), Approach Midstream Holdings LLC and the other parties thereto (the “EPA”);

WHEREAS, the parties hereto have agreed that, as partial consideration to induce Approach to enter into the Amendment No. 1 to Crude Oil Purchase Agreement, amending the Agreement (as described in the recital above) with Wildcat, Guarantor will, during the Term of the Agreement guarantee certain obligations of Wildcat arising on or after the date of the closing(s) under the EPA relating to the Crude Oil Purchase Obligations under the Agreement , and any and all other documents that are executed and delivered pursuant to the Agreement (said documents are collectively herein called the “COPA Documents”), such guaranteed obligations to specifically exclude any obligations of Wildcat under the COPA Documents to construct and build out certain additional gathering and transportation lines (the “Excluded Obligations”); and

WHEREAS, it is acknowledged that (i) Guarantor will directly and indirectly derive a substantial benefit by the consummation of the transactions contemplated by the COPA Documents, and (ii) Approach would not have agreed to enter into the Amendment No. 1 to Crude Oil Purchase Agreement, amending the Agreement, as well as certain other agreements entered into with affiliates of Guarantor in connection therewith, but for the agreement of Guarantor to provide this Guaranty.

NOW, THEREFORE, in consideration of the premises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Exhibit G to Crude Oil Purchase Agreement

1

1. COPA Documents. Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Approach the full and prompt performance of any and all obligations of Wildcat arising on or after the date of the closing(s) under the EPA relating to the Crude Oil Purchase Obligations (excluding the Excluded Obligations) under the COPA Documents in accordance with the respective terms thereof and the full and prompt payment, when due, of any and all amounts owed to Approach arising on or after the date of the closing(s) under the EPA relating to the Crude Oil Purchase Obligations (excluding the Excluded Obligations) under the COPA Documents in accordance with the respective terms thereof

2. Representations and Warranties. Guarantor hereby represents and warrants to Approach that (a) this Guaranty is a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms; (b) the execution, delivery, and performance by Guarantor of this Guaranty does not and will not violate any authority having the force of law or any indenture, agreement, or other instrument to which Guarantor is a party or by which Guarantor or any of the properties or assets of Guarantor are or may be bound, the violation of which will materially and adversely affect the performance of Guarantor hereunder; (c) there is no action or proceeding at law or in equity by or before any court, governmental instrumentality or agency now pending or to the knowledge of Guarantor threatened or affecting Guarantor which may materially and adversely affect the performance of Guarantor hereunder; and (d) Guarantor is solvent.

3. Rights Cumulative; Individual Enforcement. The rights of Approach are cumulative and shall not be exhausted by the exercise of any of its rights hereunder or otherwise against Guarantor or by any number of successive actions until and unless all liabilities hereunder have been paid and each of the obligations of Guarantor hereunder has been performed. Any rights of Approach under this Guaranty may be enforced by any party constituting part of Approach (and does not need to be enforced by all Approach parties jointly).

4. Notices. Any notice, request, demand or communication required or permitted hereunder (unless otherwise expressly provided) shall be given in writing by delivering same in person (including by facsimile transmission or courier delivery) to the intended addressee, or by United States first class mail, postage prepaid, addressed to Guarantor at the address shown below Guarantor’s signature or to Approach at the address shown below or in either case to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given as of the date of first attempted delivery at the address and in the manner provided herein. Without limiting the foregoing, all notice or other communications required or permitted hereunder also shall be deemed to have been given (i) on the day of transmission if sent by confirmed facsimile transmission or (ii) on the day after delivery to Federal Express or similar overnight courier, properly addressed for prepaid delivery the next business day.

5. Choice of Law; Jurisdiction; Waiver of Jury Trial. THIS GUARANTY SHALL BE DEEMED TO HAVE BEEN MADE UNDER AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, IN ALL RESPECTS AND SHALL NOT BE WAIVED, ALTERED, MODIFIED OR AMENDED AS TO ANY OF ITS TERMS OR PROVISIONS EXCEPT IN WRITING DULY SIGNED BY APPROACH AND GUARANTOR. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN

Exhibit G to Crude Oil Purchase Agreement

2

DALLAS COUNTY, TEXAS. GUARANTOR HEREBY WAIVES ANY OBJECTION TO IMPROPER VENUE, FORUM NON CONVENIENS, AND ANY RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION OR IN ANY LITIGATION OR ANY COURT WITH RESPECT TO OR ARISING OUT OF THIS GUARANTY. THIS WAIVER IS INFORMED AND FREELY MADE.

6. Binding Effect. This Guaranty shall bind the Guarantor and its successors and assigns and shall inure to the benefit of Approach, and its successors and assigns; provided, however, that Guarantor’s rights and obligations may not be assigned or delegated without the prior written consent of Approach.

7. Severability. In case any one or more of the provisions contained in this Guaranty should be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

8. Right to Proceed. The obligations of Guarantor hereunder are independent of the obligations of Wildcat, and Approach may proceed directly to enforce all rights hereunder without proceeding against or joining the Wildcat, any of its affiliates or any other person. The guaranty contemplated hereby is an absolute, present and continuing guaranty and is in no way conditional or contingent upon any other action or circumstance whatsoever.

9. Obligations Absolute. The obligations of Guarantor under this Guaranty shall be irrevocable, absolute, unconditional and primary irrespective of the validity or enforceability of any of the COPA Documents and shall not be subject to any counterclaim, set off or defense based upon any claim Guarantor may have against Wildcat, or Approach and shall remain in full force and effect without regard to, and shall not be affected or impaired by any of the following, although without notice to or consent of Guarantor: (i) any amendment to or modification of any of the COPA Documents; (ii) any failure, omission or delay to enforce, assert or exercise any right, power or remedy conferred by the terms of any of the COPA Documents; (iii) any exercise or waiver of any right, power or remedy conferred by the terms of any of the COPA Documents; (iv) the dissolution or termination of Wildcat; (v) the bankruptcy or insolvency of Wildcat; or (vi) any other circumstance whether similar or dissimilar to the foregoing. No action which Approach may take or omit to take in connection with exercising any right hereunder and no course of dealing by Approach with any person who has entered into a similar agreement or any other person, shall release or diminish Guarantor’s obligations or agreements hereunder or affect the agreements herein.

10. Delay or Waiver. No delay on the part of Approach in exercising any right hereunder or any failure to exercise such right shall operate as a waiver of such right; nor shall any modification or waiver of provisions hereof be effective unless in writing; nor shall any such waiver be applicable except in the specific instance for which given.

11. Waiver of Notice. Guarantor hereby expressly waives notice of acceptance of this Guaranty, notice of default and all other notices whatsoever with respect thereto, any demand hereunder, the prosecution of any suits against the Wildcat or any other person, and any other act or omission or thing or delay to do any other act or thing which might in any manner or to any extent vary the risk of Guarantor or which otherwise might operate as a discharge of Guarantor hereunder.

Exhibit G to Crude Oil Purchase Agreement

3

12. Costs of Enforcement. If Guarantor fails to perform its obligations hereunder, Guarantor shall pay to Approach all costs and expenses, including, without limitation, all court costs and reasonable attorneys’ fees, incurred by any of them in enforcing this Guaranty.

13. Entire Agreement. THIS GUARANTY (TOGETHER WITH THE COPA DOCUMENTS) EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND APPROACH WITH RESPECT TO GUARANTOR’S GUARANTY OF THE WILDCAT’S LIABILITIES AND DUTIES REFERENCED HEREUNDER REGARDING THE COPA DOCUMENTS, AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF OF SUCH GUARANTY. THIS GUARANTY IS INTENDED BY GUARANTOR, AND APPROACH AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BY AND AMONG GUARANTOR, AND APPROACH, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERMS OF THIS GUARANTY. THERE ARE NO ORAL AGREEMENTS BY AND AMONG GUARANTOR AND APPROACH.

14. Counterparts. This Guaranty may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty as of the date first herein above written.

GUARANTOR

JP ENERGY DEVELOPMENT LP
BY: JP Energy Development GP LLC, its General Partner

By:
J. Patrick Barley
President and Chief Executive Officer

Address for Notices:

JP ENERGY DEVELOPMENT LP

600 E. Las Colinas Boulevard, Suite 2000

Irving, Texas 75039

Attention: J. Patrick Barley

Fax: 972-444-0320

Exhibit G to Crude Oil Purchase Agreement

4

STATE OF TEXAS	)
	)	SS.
DALLAS COUNTY	)

This instrument was acknowledged before me this      day of                     , 2013, by J. Patrick Barley, the President and Chief Executive Officer of JP Energy Development GP LLC, acting as general partner of JP ENERGY DEVELOPMENT LP, a Delaware limited partnership, on behalf said limited partnership.

Notary Public

My commission expires:

Exhibit G to Crude Oil Purchase Agreement

5

ACCEPTED:

APPROACH APPROACH OIL & GAS INC.

By:
Name:
Title:

APPROACH OPERATING, LLC

By:
Name:
Title:

APPROACH RESOURCES I, LP
By: Approach Operating, LLC, its general partner

By:
Name:
Title:

Address for Notices:

Approach:

c/o Approach Midstream Holdings, LLC

6500 West Freeway, Suite 800

Fort Worth, Texas 76116

Attention: J. Curtis Henderson

Fax: 817-989-9001

Exhibit G to Crude Oil Purchase Agreement

6